Exhibit 10.2

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

SUPPLEMENT

to the

Loan and Security Agreement

dated as of March 23, 2026

among

TURN THERAPEUTICS INC.,

a Delaware corporation,

(“Turn Therapeutics”),

TURN CONSUMER LLC,

a Delaware limited liability company

(“Turn Consumer”; and together with Turn Therapeutics, jointly and severally, individually and collectively, “Borrower”)

and

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.,

a Delaware limited partnership,

as administrative agent and collateral agent (in such capacity “Agent”) and as a lender

(in such capacity, together with each other lender from time to time party hereto, a “Lender” and collectively, the “Lenders”)

This is a Supplement identified in the document entitled Loan and Security Agreement, dated as of March 23, 2026 (as amended, restated, supplemented and modified from time to time, the “Loan and Security Agreement”), by and among Borrower, Lenders and Agent. All capitalized terms used in this Supplement and not otherwise defined in this Supplement have the meanings ascribed to them in Article 10 of the Loan and Security Agreement, which is incorporated in its entirety into this Supplement. In the event of any inconsistency between the provisions of the Loan and Security Agreement and this Supplement, this Supplement is controlling.

In addition to the provisions of the Loan and Security Agreement, the parties agree as follows:

Part 1 - Additional Definitions:

“Amortization Period” means the period commencing on the first day of the first full calendar month following the Interest-only Period and continuing until the Maturity Date.

“Commitment” means, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, Lender’s commitment to make Growth Capital Loans to Borrower up to an aggregate original principal amount of Seven Million Dollars ($7,000,000) (“Tranche 1”) within one (1) Business Day after the Closing Date, and up to Eight Million Dollars ($8,000,000) to be funded between September 1, 2026 and March 31, 2027, subject to the conditions in Section 1(i) of Part 2 (“Tranche 2”). Upon the mutual agreement of Lenders and Borrower, Lenders may make additional Growth Capital Loans to Borrower of up to an additional Ten Million Dollars ($10,000,000) (the “Discretionary Tranche 3”), to be funded between January 1, 2027 and June 30, 2028, as Borrower and Lenders may mutually agree, subject to the conditions in Section 1(ii) of Part 2 and approval from Lenders’ Investment Committees, in their sole discretion; provided that, as of the Closing Date, Discretionary Tranche 3 shall not be considered, and is not, committed hereunder by any Lender and there shall be no fees associated with the Discretionary Tranche 3 until any Growth Capital Loans to made under such tranche are committed by Lenders.

“Designated Rate” means, for each Growth Capital Loan, a variable rate of interest per annum equal to the greater of (A) the Prime Rate plus five and one half of one percent (5.50%) and (B) twelve and one quarter of one percent (12.25%). Changes to the Designated Rate based on changes to the Prime Rate shall be effective as of the next scheduled interest payment date immediately following such change.

“Discretionary Tranche 3 Availability Milestone” means that, on or before the applicable Termination Date, (w) (i) Borrower has achieved the Tranche 2 Availability Milestone and (ii) Borrower has drawn the full amount of Tranche 2, (x) Borrower has received at least Fifty Million Dollars ($50,000,000) in aggregate net proceeds from the sale and issuance of its equity securities after the Closing Date (which shall be inclusive of any net proceeds received in connection with clause (c) in the definition of Tranche 2 Availability Milestone), all based upon written evidence thereof provided to, and in form and content reasonably acceptable to, and reviewed and approved by Agent in its reasonable discretion, (y) Borrower has provided evidence satisfactory to Agent that (1) Borrower has achieved dosing the first patient in a phase 3 study of moderate-to-severe eczema or (2) Borrower has received FDA breakthrough designation or accelerated drug approval for GX-03, and (z) each Lender shall have received investment committee approval to fund its pro rata share of Discretionary Tranche 3; provided, however, Discretionary Tranche 3 shall not be made available if on the date of the occurrence of the Discretionary Tranche 3 Availability Milestone an Event of Default has occurred and is continuing.

“FDA” means the U.S. Food and Drug Administration or any successor thereto.

“Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to three and three quarters of one percent (3.75%) of the funded amount of the Loans.

“Growth Capital Loan” means any Loan requested by Borrower and funded by a Lender under its Commitment for general corporate purposes of Borrower.

“Interest-only Milestone 1” means Borrower has (i) achieved the Tranche 2 Availability Milestone and (ii) drawn the full amount of Tranche 2.

“Interest-only Milestone 2” means Borrower has achieved clauses (w), (x) and (y) in the definition of the Discretionary Tranche 3 Availability Milestone.

“Interest-only Period” means the period commencing on the Closing Date and continuing until the fifteen (15) month anniversary of the Closing Date; provided, however, that such period shall be extended for nine (9) months if as of the last day of the Interest-only Period then in effect Borrower has achieved Interest-only Milestone 1; provided, further, that such period shall be extended for an additional six (6) months if as of the last day of the Interest-only Period then in effect Borrower has achieved Interest-only Milestone 2; provided, further, however, that the Interest-only Period shall not exceed thirty (30) months; and provided, further, however, that no extension of the Interest-only Period shall be available if as of the last day of the Interest-only Period then in effect an Event of Default shall have occurred and be continuing.

“Loan” or “Loans” mean, as the context may require, individually a Growth Capital Loan, and collectively, the Growth Capital Loans.

“Loan Commencement Date” means, with respect to each Growth Capital Loan: (a) the first day of the first full calendar month following the Borrowing Date of such Loan if such Borrowing Date is not the first day of a month; or (b) the same day as the Borrowing Date if the Borrowing Date is the first day of a month.

“Market Price” means the volume-weighted average price of the Borrower’s common stock, determined for the five (5) consecutive Trading Days ending on the last Trading Day immediately preceding the Closing Date, as reported by Bloomberg, L.P.

“Maturity Date” means October 1, 2029.

“Prepayment Fee” means, with respect to any prepayment of the Loans:

(i) if the prepayment occurs during the period commencing on the Closing Date and ending on (and including) the one-year anniversary of the Closing Date, an amount equal to the then-outstanding principal amount of the Loans being prepaid multiplied by three percent (3.00%);

(ii) if the prepayment occurs during the period commencing on the day immediately following the one-year anniversary of the Closing Date and ending on (and including) the two-year anniversary of the Closing Date, an amount equal to the then-outstanding principal amount of the Loans being prepaid multiplied by two percent (2.00%); and

(iii) if the prepayment occurs at any time after the date immediately following the two-year anniversary of the Closing Date, an amount equal to the then-outstanding principal amount of the Loans being prepaid multiplied by one percent (1.00%).

“Prime Rate” is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement; and provided further that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Agent, the “Prime Rate” shall mean the rate of interest per annum announced by Wells Fargo Bank as its prime rate in effect at its principal office in the State of California (such announced Prime Rate not being intended to be the lowest rate of interest charged by such institution in connection with extensions of credit to debtors); provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement.

“Principal Trading Market” means the principal trading market for the Borrower’s common stock. The “Principal Trading Market” as of the date hereof for the common stock is the Nasdaq Global Market.

“Termination Date” means the earlier of: (i) the date Lender may terminate making Growth Capital Loans or extending other credit pursuant to the rights of Lender under Article 7 of the Loan and Security Agreement; (ii) with respect to Tranche 2, March 31, 2027; and (iii) with respect to Discretionary Tranche 3, June 30, 2028.

“Tranche 2 Availability Milestone” means that, on or before the applicable Termination Date, (a) Borrower has achieved positive data in the ongoing phase 2 study of moderate-to-severe eczema, and such data is sufficient to advance into a phase 3 trial, as determined by Borrower’s Board of Directors and agreed to by Agent in writing, (b) Borrower has provided evidence satisfactory to Agent that Borrower has achieved dosing the first patient in a phase 3 study for the treatment of onychomycosis, and (c) Borrower has received at least Ten Million Dollars ($10,000,000) in aggregate net proceeds from the sale and issuance of its equity securities after the Closing Date, all based upon written evidence thereof provided to, and in form and content reasonably acceptable to, and reviewed and approved by Agent in its reasonable discretion; provided, however, Tranche 2 shall not be made available if on the date of the occurrence of the Tranche 2 Availability Milestone an Event of Default has occurred and is continuing.

“Threshold Amount” means Two Hundred Fifty Thousand Dollars ($250,000).

“Trading Day” means a day when the Principal Trading Market is open for trading in shares of the common stock.

“Trading Price” means the price equal to: (i) if shares of the Borrower’s common stock are traded on a Principal Trading Market, the closing price on such Principal Trading Market on the date of exercise of the Conversion Option; (ii) if shares of the Borrower’s common stock are actively traded over-the-counter, the closing bid price of the Borrower’s common stock on the date of exercise of the Conversion Option; or (iii) if there is no active public market for the Borrower’s common stock, the fair market value thereof, as determined in good faith by the Borrower’s Board of Directors.

Part 2 - Additional Covenants and Conditions:

1. Additional Condition(s) Precedent Regarding Growth Capital Loan Commitments. In addition to the satisfaction of all of the other applicable conditions precedent specified in Sections 4.1 and 4.2 of the Loan and Security Agreement and this Supplement, each Lender’s obligation to fund it its pro rata share of Tranche 2 and, if applicable Discretionary Tranche 3, of Growth Capital Loans is subject to receipt by Agent of evidence that the following conditions precedent have been satisfied, as determined by Agent in its sole discretion:

(i) Tranche 2. Borrower has achieved the Tranche 2 Availability Milestone.

(ii) Discretionary Tranche 3. Borrower has achieved the Discretionary Tranche 3 Availability Milestone (including, for the avoidance of doubt, that each Lender shall have received investment committee approval to fund its pro rata share of Discretionary Tranche 3).

Subject to satisfaction of the conditions precedent identified above and as specified in Sections 4.1 and Section 4.2 of the Loan and Security Agreement and this Supplement, each Lender agrees to make Growth Capital Loans to Borrower under such Lender’s Commitment from time to time from and after the Closing Date up to and including the Termination Date in an aggregate, original principal amount up to, but not exceeding, then-unfunded portion of such Lender’s Commitment.

2. Minimum Funding Amount; Maximum Number of Borrowing Requests. Growth Capital Loans requested by Borrower to be made on a single Business Day shall be for a minimum aggregate, original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000), or such lesser amount as may be remaining to draw under the applicable tranche, and Borrower shall not submit a Borrowing Request more frequently than once per calendar month without Agent’s prior consent.

(a) Repayment of Growth Capital Loans. Principal of, and interest on, each Growth Capital Loan shall be payable as set forth in a Note evidencing such Growth Capital Loan (substantially in the form attached hereto as Exhibit “A”), which Note shall provide substantially as follows: principal shall be fully amortized over the Amortization Period in equal, monthly principal installments plus, in each case, unpaid interest thereon at the Designated Rate, commencing after the Interest-only Period of interest-only installments at the Designated Rate. In particular, on the Borrowing Date applicable to such Growth Capital Loan, Borrower shall pay to Agent (i) if the Borrowing Date is earlier than the Loan Commencement Date, interest only at the Designated Rate, in advance, on the outstanding principal balance of the Growth Capital Loan for the period from the Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs (it being understood that this clause (i) shall not apply in the case the Borrowing Date is on the same date as the Loan Commencement Date), and (ii) the first (1st) interest-only installment at the Designated Rate, in advance, on the outstanding principal balance of the Note evidencing such Loan for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date and continuing on the first day of each month during the Interest-only Period thereafter, Borrower shall pay to Agent interest only at the Designated Rate, in advance, on the outstanding principal balance of the Loan evidenced by such Note for the ensuing month. Commencing on the first day of the first full month after the end of the Interest-only Period, and continuing on the first day of each consecutive calendar month thereafter, Borrower shall pay to Agent equal consecutive monthly principal installments in advance in an amount sufficient to fully amortize the Loan evidenced by such Note over the Amortization Period, plus interest at the Designated Rate for such month. On the Maturity Date, all principal and accrued interest then remaining unpaid and the Final Payment shall be due and payable.

3. Prepayment. The Growth Capital Loans may be prepaid as provided in this Section 3 only. Borrower may prepay all, but not less than all, outstanding Growth Capital Loans in whole, but not in part, at any time upon no less than five (5) Business Days’ prior written notice to the Lenders, by tendering to each Lender a cash payment in respect of such Loans in an amount determined by such Lender equal to the sum of: (i) the aggregate outstanding principal amount of such Loans; (ii) the accrued and unpaid interest on such Loans as of the date of prepayment; (iii) the Prepayment Fee; and (iv) the Final Payment; provided that, if a Lender has not yet exercised its rights under Section 4(e) hereof, Borrower shall provide written notice of prepayment at least ten (10) days in advance of the proposed prepayment date and such Lender shall have the option, with respect to the Conversion Option, to exercise its rights pursuant to Section 4(e) hereof by delivering written notice to Borrower at least two (2) Business Days in advance of the proposed prepayment date.

4. Equity Grant and Right to Invest; Conversion Option.

(a) Equity Grant. As additional consideration for the making of its Commitment, each Lender has earned and is entitled to receive immediately upon the execution of the Loan and Security Agreement and this Supplement, an aggregate number of shares of Borrower’s common stock purchasable by dividing (A) One Million Two Hundred Thousand Dollars ($1,200,000) by (B) the Market Price, to be allocated to each Lender in accordance with the pro rata Commitment of each Lender (the “Equity Grant”).

(b) Equity Grant General. The documentation of the Equity Grant shall be in the form and substance reasonably satisfactory to the applicable Lender.

(c) Removal of Legends. Any restrictive legend placed on the shares subject to the Equity Grant or the shares of common stock issuable upon exercise of the Conversion Option (collectively, the “Securities”) shall be removed and Borrower shall issue a certificate or book-entry recordation without such restrictive legend or any other restrictive legend to the holder of the applicable Securities upon which it is stamped, if (i) such Securities are registered for resale under the Securities Act, (ii) such Securities are sold or transferred pursuant to Rule 144, or (iii) such Securities are eligible for sale under Rule 144, without the requirement for Borrower to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such Securities and without volume or manner-of-sale restrictions. Following the earlier of (i) the effective date of a registration statement registering the resale of the Securities under the Securities Act or (ii) Rule 144 becoming available for the resale of Securities, without the requirement for Borrower to be in compliance with the current public information required under 144(c)(1) (or Rule 144(i)(2), if applicable) as to the Securities and without volume or manner-of-sale restrictions, Borrower shall instruct the transfer agent to remove the legend from the Securities and shall cause its counsel to issue any legend removal opinion required by the transfer agent.

Any fees (with respect to the transfer agent, Borrower counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by Borrower. If a legend is no longer required pursuant to the foregoing, Borrower will no later than five (5) Trading Days following the delivery by a Lender to Borrower or the transfer agent (with notice to Borrower) of a legended certificate or instrument representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) and a representation letter, deliver or cause to be delivered to such Lender a certificate or instrument (as the case may be) representing such Securities that is free from all restrictive legends. Borrower may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth herein.

(d) Right to Invest. Lenders shall have the right, in their respective discretion, but not the obligation, to invest an aggregate amount of up to One Million Dollars ($1,000,000) in equity securities of Borrower on the same terms, conditions, and pricing offered by Borrower to any investor existing at such time, in connection with any offering of Borrower’s equity or equity-linked securities after the Closing Date; provided, however, (A) Borrower shall deliver written notice to Agent of any transaction involving Borrower’s equity securities at least ten (10) Business Days prior to the closing of such transaction; and (B) the terms shall exclude a board seat on the Borrower’s Board of Directors, which may be offered to other investors at Borrower’s discretion. Notwithstanding the foregoing, this right to invest shall not apply to any offering pursuant to or in connection with Borrower’s existing registration statements on Form S-1 or a prospectus supplement to a shelf registration statement on Form S-3 that are filed and effective as of the date hereof, including but not limited to those involving a variable rate transaction such as an at-the-market offering or equity line of credit or an “overnight” transaction designed to close the day after pricing.

(e) Conversion Option. Lenders shall have the right, in their respective discretion, but not the obligation, at any time and from time to time, while the Loan is outstanding, to convert an aggregate amount of up to Two Million Dollars ($2,000,000) of the principal amount of the outstanding Growth Capital Loans (the “Conversion Option”) into Borrower’s unrestricted, freely tradeable common stock at a price per share equal to eighty percent (80.00%) of the Trading Price (the price per share, the “Conversion Price;” the exercise of such Conversion Option, a “Conversion”); provided that, the amount of the Conversion Option shall be in an aggregate amount of up to Three Million Dollars ($3,000,000) of the principal amount of the outstanding Growth Capital Loans upon the funding of Tranche 2. The Conversion Option will be exercised by such Lender delivering a written, signed conversion notice to the Borrower in accordance with this Section 4(e) which will include (i) the date of which the conversion notice is given, (ii) a statement to the effect that the Lender is exercising the Conversion Option, (iii) the amount in respect of which the Conversion Option is being exercised and the number of shares issued and (iv) a date on which the allotment and issuance of the shares is to take place. In the event Borrower prepays the Loan in full pursuant to Section 2, Lender shall have 10 days to elect to exercise the Conversion Option prior to such prepayment. The Conversion Option will not survive the expiration or other termination of the Loan and Security Agreement and shall otherwise terminate when the Loan is repaid in full.

(f) Conversion Limitations. Lender shall not have the right to exercise the Conversion Option, and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to the conversion set forth on the applicable conversion notice, Lender (together with Lender’s Affiliates, and any Persons acting as a group together with Lender or any of the Lender’s Affiliates, the “Attribution Parties”) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of common stock beneficially owned by Lender and its Attribution Parties shall include the number of shares of common stock issuable upon Lender’s exercise of the Conversion Option with respect to which such determination is being made, but shall exclude the number of shares of common stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of any outstanding Growth Capital Loans beneficially owned by Lender or any of its Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of Borrower subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by Lender or any of its Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 4(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(f) applies, the determination of whether Lender can exercise the Conversion Option (in relation to other securities owned by Lender together with any Attribution Parties) shall be in the sole discretion of Lender, and the submission of a conversion notice shall be deemed to be Lender’s determination of whether Lender may exercise the Conversion Option (in relation to other securities owned by Lender together with any Attribution Parties) in each case subject to the Beneficial Ownership Limitation. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(f), in determining the number of outstanding shares of common stock, Lender may rely on the number of outstanding shares of common stock as stated in the most recent of the following: (i) Borrower’s most recent periodic or annual report filed with the SEC, as the case may be, (ii) a more recent public announcement by Borrower, or (iii) a more recent written notice by Borrower or Borrower’s transfer agent setting forth the number of shares of common stock outstanding. Upon the written or oral request of Lender, Borrower shall within two Trading Days confirm orally and in writing to Lender the number of shares of common stock then outstanding. In any case, the number of outstanding shares of common stock shall be determined after giving effect to the conversion or exercise of securities of Borrower, including the Conversion Option, by Lender or its Attribution Parties since the date as of which such number of outstanding shares of common stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of the Conversion Option. By written notice to the Borrower, the Lender may from time to time increase or decrease the Beneficial Ownership Limitation to any other percentage specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Borrower, and (ii) any such increase or decrease will apply only to the Lender.

(g) Maximum Issuance. Notwithstanding anything anywhere in the Loan Documents to the contrary, the aggregate number of shares issued pursuant to this Supplement shall not exceed 19.9% of the total outstanding common stock of Borrower or of the total voting power of Borrower’s securities as of the date hereof, unless and until Borrower obtains the stockholder approval in accordance with the applicable rules of the Principal Trading Market for issuances of shares of common stock in excess of such amount or such approval is not required pursuant to the applicable rules of the Principal Trading Market.

5. Commitment Fee. Borrower shall pay to each Lender, pro-rata in accordance with each Lender’s respective Commitment, a commitment fee in the amount of one percent (1.00%) of the total Commitment of such Lender, due and payable on the Closing Date, of which Fifty Thousand Dollars ($50,000) has been paid by Borrower to Lender as an advance deposit prior to the date hereof. As an additional condition precedent under Section 4.1 of the Loan and Security Agreement, each Lender shall have completed to its satisfaction its due diligence review of Borrower’s business and financial condition and prospects, and such Lender’s pro rata share of the Commitment shall have been approved. If this condition is not satisfied, the Fifty Thousand Dollars ($50,000) advance deposit previously paid by Borrower shall be refunded. Except as set forth in this Section 5, the Commitment Fee is not refundable.

6. Documentation Fee Payment. On the Closing Date, Borrower shall reimburse each Lender and Agent pursuant to Section 9.8(a) of the Loan and Security Agreement for (i) its reasonable attorneys’ fees, costs and expenses incurred in connection with the preparation and negotiation of the Loan Documents and (ii) such Lender’s and Agent’s costs and filing fees related to perfection of its Liens in the Collateral in any jurisdiction in which the same is located, recording a copy of the Intellectual Property Security Agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and confirming the priority of such Liens.

7. Account Information

(a) Borrower’s Primary Operating Account and Wire Transfer Instructions:

Institution Name:	[***]
Address:	[***]
ABA No.:	[***]
Contact Name:	[***]
Phone No.:	[***]
E-mail:	[***]
Account Title:	[***]
Account No.:	[***]

8. Debits to Account for ACH Transfers. For purposes of Sections 2.2 and 5.10 of the Loan and Security Agreement, the Primary Operating Account shall be the bank account set forth in Section 6 above, unless and until such account is changed in accordance with Section 5.10 of the Loan and Security Agreement. Borrower hereby agrees that the Growth Capital Loans will be advanced to the account specified above and regularly scheduled payments of principal, interest and fees due to each Lender will be automatically debited by each Lender from the same account. Borrower hereby confirms that the bank at which the Primary Operating Account is maintained uses that same ABA Number for incoming wires transfers to the Primary Operating Account and outgoing ACH transfers from the Primary Operating Account.

Part 3 - Additional Representations:

Borrower represents and warrants that as of the Closing Date and, subject to any written updates of the information set forth below by Borrower to each Lender and Agent, each Borrowing Date:

a)	Its chief executive office is located at: 250 N. Westlake Blvd, Ste 210, Westlake Village, CA 91362

b)	Its Equipment is located at: N/A

c)	Its Inventory is located at: N/A

d)	Its Records are located at: 250 N. Westlake Blvd, Ste 210, Westlake Village, CA 91362

e)	In addition to its chief executive office, Borrower maintains offices or operates its business at the following locations: 5815 Windward Pkwy Suite 302, Room #8, Alpharetta, GA 30005

f)	Other than its full corporate name, Borrower has conducted business using the following trade names or fictitious business names: Global Health Solutions Inc. (dba. Turn Therapeutics)

g)	Its state corporation identification number is: [***]

h)	Its U.S. federal tax identification number is: 32-0456090

i)	Other than Borrower’s Primary Operating Account identified in Section 7(a), Borrower maintains the following Deposit Accounts and investment accounts:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:
Account No.:

Part 4 - Additional Loan Documents:

Form of Promissory Note	Exhibit “A”
Form of Borrowing Request	Exhibit “B”
Form of Compliance Certificate	Exhibit “C”

[Remainder of this page intentionally left blank; signature page follows]

[Signature page to Supplement to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

BORROWER:

TURN THERAPEUTICS INC.

By:	/s/ Zuraiz Chaudhary
Name:	Zuraiz Chaudhary
Title:	Chief Accounting Officer

TURN CONSUMER LLC

By:	/s/ Zuraiz Chaudhary
Name:	Zuraiz Chaudhary
Title:	Chief Accounting Officer

Address for Notices:	250 N Westlake Blvd, STE 210
Westlake Village, CA 91362
Attn: Chief Accounting Officer
Email: zuraiz@turntherapeutics.com

[Signature page to Supplement to Loan and Security Agreement]

AGENT:

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

By:	Avenue Venture Opportunities Partners II, LLC
Its:	General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director; Chad
Norman, Senior Portfolio Manager; Jeff Becker, Managing Director
Email: tgreenbarg@avenuecapital.com;
cnorman@avenuecapital.com; jbecker@avenuecapital.com
Phone # 212-878-3523

LENDER:

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

By:	Avenue Venture Opportunities Partners II, LLC
Its:	General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director; Chad
Norman, Senior Portfolio Manager; Jeff Becker, Managing Director
Email: tgreenbarg@avenuecapital.com;
cnorman@avenuecapital.com; jbecker@avenuecapital.com
Phone # 212-878-3523

EXHIBIT “A”

FORM OF PROMISSORY NOTE

Note No. X-XXX

$[_______]	March [●], 2026

The undersigned (“Borrower”) promises to pay to the order of AVENUE VENTURE OPPORTUNITIES FUND II, L.P., a Delaware limited partnership (“Lender”), at such place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of ______________________________ Dollars ($__________), with interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a variable rate per annum equal to the greater of (A) the Prime Rate plus five and one half of one percent (5.50%) and (B) twelve and one quarter of one percent (12.25%) (the “Designated Rate”), according to the payment schedule described herein, except as otherwise provided herein. In addition, on the Maturity Date, the Borrower promises to pay to the order of Lender (i) all principal and accrued interest then remaining unpaid and (ii) the Final Payment (as defined in the Loan Agreement (as defined herein)).

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement, dated as of March 23, 2026, among Borrower, Lender, the other lender party thereto and Agent (as the same has been and may be amended, restated or supplemented from time to time, the “Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as provided under Section 2 of Part 2 of the Supplement to the Loan Agreement.

This Note may be prepaid only as permitted under Section 2 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate, compounded monthly. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

1

[Signature page to Promissory Note]

This Note shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

Borrower’s execution and delivery of this Note via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall constitute effective execution and delivery of this Note and agreement to and acceptance of the terms hereof for all purposes. The fact that this Note is executed, signed, stored or delivered electronically shall not prevent the assignment or transfer by Lender of this Note pursuant to the terms of the Loan Agreement or the enforcement of the terms hereof. Physical possession of the original of this Note or any paper copy thereof shall confer no special status to the bearer thereof. In no event shall an original ink-signed paper copy of this Note be required for any exercise of Lender’s rights hereunder.

TURN THERAPEUTICS INC.

By:
Name:	Zuraiz Chaudhary
Title:	Chief Accounting Officer

TURN CONSUMER LLC

By:
Name:	Zuraiz Chaudhary
Title:	Chief Accounting Officer

2

EXHIBIT “B”

FORM OF BORROWING REQUEST

March [●], 2026

AVENUE VENTURE OPPORTUNITIES FUND II, L.P., as Agent

11 West 42nd Street, 9th Floor

New York, New York 10036

Re:	TURN THERAPEUTICS INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, March 23, 2026 (as amended, restated or supplemented from time to time, the “Loan Agreement”; the capitalized terms used herein as defined therein), among Avenue Venture Opportunities Fund II, L.P. (“Agent”), as administrative agent and collateral agent (in such capacity, “Agent”), Avenue Venture Opportunities Fund II, L.P. (together with each other lender from time to time party thereto, collectively, “Lenders”, and each a “Lender”), and Turn Therapeutics Inc. (“Borrower”).

The undersigned is the ____________________ of Borrower and hereby requests on behalf of Borrower a Loan under the Loan Agreement, and in that connection certifies as follows:

1. The amount of the proposed Loan is Seven Million Dollars ($7,000,000). The Borrowing Date of the proposed Loan is March [●], 2026 (the “Borrowing Date”).

(a) On the Borrowing Date,

(i) Lender will wire $[_________] less fees and expenses to be deducted on the Borrowing Date of (a) $100,000 in respect to the Commitment Fee, of which $50,000 has been paid to Lender prior to the date hereof, (b) $[_________] in respect to the interest fee, and (c) $[_________] in respect to the legal fees for net proceeds of $[___________], to Borrower pursuant to the following wire instructions:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

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(b) In the event legal expenses are required to be reimbursed in accordance with Section 9.8 of the Loan Agreement, on the Borrowing Date, Lender will wire $[__________] to Manatt, Phelps & Phillips, LLP for fees and expenses pursuant to the following wire instructions:

Institution Name:	[***]
ABA No.:	[***]
Account Title:	[***]
Account No.:	[***]
Reference:	[***]
Confirm remittance:	[***]

2. As of this date, no Default or Event of Default has occurred and is continuing, or will result from the making of the proposed Loan, the representations and warranties of Borrower contained in Article 3 of the Loan Agreement and Part 3 of the Supplement are true and correct in all material respects other than those representations and warranties expressly referring to a specific date which are true and correct in all material respects as of such date, and the conditions precedent described in Sections 4.1 and/or 4.2 of the Loan Agreement and Part 2 of the Supplement, as applicable, have been met.

3. No event has occurred that has had or could reasonably be expected to have a Material Adverse Change since the later of the Closing Date and the prior Borrowing Date.

4. Borrower’s most recent financial statements, financial projections or business plan dated ____________, as reviewed by Borrower’s Board of Directors, are enclosed herewith in the event such financial statements, financial projections or business plan have not been previously provided to Agent.

2

[Signature page to Borrowing Request]

Borrower shall notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

Very truly yours,

TURN THERAPEUTICS INC.

By:
Name:	Zuraiz Chaudhary
Title:	Chief Accounting Officer

TURN CONSUMER LLC

By:
Name:	Zuraiz Chaudhary
Title:	Chief Accounting Officer

Address for Notices:	250 N Westlake Blvd, STE 210
Westlake Village, CA 91362
Attn: Chief Accounting Officer
Email: zuraiz@turntherapeutics.com

3

EXHIBIT “C”

FORM OF

COMPLIANCE CERTIFICATE

AVENUE VENTURE OPPORTUNITIES FUND II, L.P., as Agent

11 West 42nd Street, 9th Floor

New York, New York 10036

Re:	TURN THERAPEUTICS INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, March 23, 2026 (as amended, restated or supplemented from time to time, the “Loan Agreement”; the capitalized terms used herein as defined therein), among Avenue Venture Opportunities Fund II, L.P. (“Agent”), as administrative agent and collateral agent (in such capacity, “Agent”), Avenue Venture Opportunities Fund II, L.P. (together with each other lender from time to time party thereto, collectively, “Lenders”, and each a “Lender”), and Turn Therapeutics Inc. (“Borrower”).

The undersigned authorized representative of Borrower hereby certifies in such capacity that in accordance with the terms and conditions of the Loan Agreement, (i) no Default or Event of Default has occurred and is continuing, except as noted below, and (ii) Borrower is in compliance for the financial reporting period ending ____________________________ with all required financial reporting under the Loan Agreement, except as noted below. Attached herewith are the required documents supporting the foregoing certification. The undersigned authorized representative of Borrower further certifies in such capacity that: (a) the accompanying financial statements have been prepared in accordance with Borrower’s past practices applied on a consistent basis, or in such manner as otherwise disclosed in writing to Agent, throughout the periods indicated; and (b) the financial statements fairly present in all material respects the financial condition and operating results of Borrower and its Subsidiaries, if any, as of the dates, and for the periods, indicated therein, subject to the absence of footnotes and normal year-end audit adjustments (in the case of interim monthly financial statements), except as explained below.

Please provide the following requested information and

indicate compliance status by circling (or otherwise indicating) Yes/No under “Included/Complies”:

REPORTING REQUIREMENT	REQUIRED	INCLUDED/COMPLIES

Balance Sheet, Income Statement & Cash Flow Statement	Monthly, within 30 days	YES / NO / N/A

Operating Budgets, 409(A) Valuations & Updated Capitalization Tables	As modified	YES / NO / N/A

Annual Financial Statements	Annually, within 90 day of fiscal year-end	YES / NO / N/A

Board Packages	As modified	YES / NO / N/A

Date of most recent Board-approved budget/plan ________________

Any change in budget/plan since version most recently delivered to Agent		YES / NO / N/A
If Yes, please attach

Date of most recent capitalization table: ____________________

Any changes in capitalization table since version most recently delivered to Agent?:		YES / NO / N/A
If Yes, please attach a copy of latest capitalization table

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EQUITY & CONVERTIBLE NOTE FINANCINGS

Please provide the following information (if applicable) regarding Borrower’s most-recent equity and/or convertible note financing each time this Certificate is delivered to Agent

Date of Last Round Raised: _____________ Has there been any new financing since the last Compliance Certificate submitted?	YES / NO
If “YES” please attach a copy of the Capitalization Table

Date Closed: ______________ Series: _________ Per Share Price: $_________________
Amount Raised: _______________ Post Money Valuation: _____________

Any stock splits since date of last report?	YES / NO
If yes, please provide any information on stock splits which would affect valuation:

Any dividends since date of last report?	YES / NO
If yes, please provide any information on dividends which would affect valuation:

Any unusual terms? (i.e., Anti-dilution, multiple preference, etc.)	YES / NO
If yes, please explain:

ACCOUNT CONTROL AGREEMENTS

Pursuant to Section 6.11 of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it maintains only those deposit and investment accounts set forth below (including Excluded Accounts); and (ii) to the extent required by Section 6.11 of the Loan Agreement, an Account Control Agreement has been executed and delivered to Agent with respect to each such account [Note: If Borrower has established any new account(s) since the date of the last compliance certificate, please so indicate].

Deposit Accounts2

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account

1.)	[_______]	[_______]	YES / NO	YES / NO	YES / NO

2.)	________________________	_______________________	YES / NO	YES / NO	YES / NO

2	Company: Please complete with existing accounts.

2

Investment Accounts

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account

1.)	None	______________________	YES / NO	YES / NO	YES / NO

2.)	_______________________	_______________________	YES / NO	YES / NO	YES / NO

3.)	_______________________	_______________________	YES / NO	YES / NO	YES / NO

4.)	________________________	_______________________	YES / NO	YES / NO	YES / NO

AGREEMENTS WITH PERSONS IN POSSESSION OF TANGIBLE COLLATERAL

Pursuant to Section 5.9(e) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, tangible Collateral is located at the addresses set forth below; and (ii) to the extent required by Section 5.9(e) of the Loan Agreement, a Waiver has been executed and delivered to Agent, or such Waiver has been waived by Agent, [Note: If Borrower has located Collateral at any new location since the date of the last compliance certificate, please so indicate].

	Location of Collateral	Value of Collateral at such Locations	Waiver In place?	Complies?	New Location?

1.)	_______________________	$______________________	YES / NO	YES / NO	YES / NO

2.)	_______________________	$_______________________	YES / NO	YES / NO	YES / NO

3.)	_______________________	$_______________________	YES / NO	YES / NO	YES / NO

4.)	________________________	$_______________________	YES / NO	YES / NO	YES / NO

SUBSIDIARIES AND OTHER PERSONS

Pursuant to Section 6.14(a) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it has directly or indirectly acquired or created, or it intends to directly or indirectly acquire or create, each Subsidiary or other Person described below; and (ii) such Subsidiary or Person has been made a co-borrower under the Loan Agreement or a guarantor of the Obligations [Note: If Borrower has acquired or created any Subsidiary since the date of the last compliance certificate, please so indicate].

	Name:	Jurisdiction of formation or organization:[3]	Co-borrower or guarantor?	Complies?	New Subsidiary or Person?

1.)	_______________________	______________________	YES / NO	YES / NO	YES / NO

2.)	_______________________	_______________________	YES / NO	YES / NO	YES / NO

3.)	_______________________	_______________________	YES / NO	YES / NO	YES / NO

4.)	________________________	_______________________	YES / NO	YES / NO	YES / NO

3	Under the “Explanations” heading (see below) please include a description of such Subsidiary’s or Person’s fully diluted capitalization and Borrower’s purpose for its acquisition or creation of such Subsidiary if such information has not been previously furnished to Agent.

3

EXPLANATIONS

[Remainder of this page intentionally left blank; signature page follows]

4

[Signature page to Compliance Certificate]

Very truly yours,

TURN THERAPEUTICS INC.

By:
Name:	Zuraiz Chaudhary
Title:	Chief Accounting Officer

TURN CONSUMER LLC

By:
Name:	Zuraiz Chaudhary
Title:	Chief Accounting Officer